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               STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER
       REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Douglas J. Wetmore, state and attest that:

    (1) To the best of my knowledge, based upon a review of the covered reports of International Flavors & Fragrances Inc., and, except as corrected or supplemented in a subsequent covered report:

         o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

    (2) I have reviewed the contents of this statement with the Company's audit committee.

    (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         o the Annual Report on Form 10-K for the year ended December 31, 2001 of International Flavors & Fragrances Inc.;

         o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of International Flavors & Fragrances Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         o  any amendments to any of the foregoing.



/s/ Douglas J. Wetmore
-------------------------------

Douglas J. Wetmore                              Subscribed and sworn to
Senior Vice President and                       before me this 12th day of
Chief Financial Officer                         August 2002.
August 12, 2002


                                                /s/ Mara Dumski
                                                --------------------------------
                                                Notary Public

                                                My Commission Expires:
                                                November 21, 2002